UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

Citi Trends, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51315	52-2150697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104 Coleman Boulevard, Savannah, Georgia	31408
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (912) 236-1561

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre- commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CTRN	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.       ☐

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 30, 2019, Citi Trends, Inc. (the “Company”) announced the election of Kenneth D. Seipel to the Board effective as of September 30, 2019. Mr. Seipel has a term expiring at the 2020 annual meeting of stockholders. This appointment fulfills the Board’s obligations under the Settlement Agreement dated April 11, 2019 among the Company, Macellum SPV III, LP, Macellum Management, LP, Macellum Advisors GP, LLC, and Jonathan Duskin, to identify and appoint to the Board an independent director no later than September 30, 2019.  Mr. Seipel will be filling a vacancy created by the resignation of Barbara Levy.

Mr. Seipel is an independent director, as defined in the NASDAQ listing standards and in accordance with the applicable rules of the Securities and Exchange Commission (the “SEC”), and was appointed to serve on the audit, compensation, and nominating and corporate governance committees of the Board. Mr. Seipel will receive the same compensation that the other non-employee directors receive, as described in the Company’s definitive proxy statement filed with the SEC on May 1, 2019.

Mr. Seipel was granted an award of 2,971 shares of restricted stock under the Company’s 2012 Incentive Plan. The restricted stock vests in full on the first anniversary of the grant date, subject to earlier vesting upon a change in control of the Company.

A copy of the press release announcing the election of Mr. Seipel is filed as Exhibit 99.1 to this Current Report on Form 8-K, and the portion of the press release relating to such election is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release dated September 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CITI TRENDS, INC.

Date: September 30, 2019	By:	/s/ Bruce D. Smith
	Name:	Bruce D. Smith
	Title:	President and Chief Executive Officer